Exhibit 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CST Brands, Inc. (the Company) on Form 10-Q for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Kimberly S. Bowers, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kimberly S. Bowers
Kimberly S. Bowers
Chairman of the Board, President and Chief Executive Officer
May 22, 2013

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1964, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CST Brands, Inc. (the Company) on Form 10-Q for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Clayton E. Killinger, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Clayton E. Killinger
Clayton E. Killinger
Senior Vice President and Chief Financial Officer
May 22, 2013

A signed original of the written statement required by Section 906 has been provided to Valero Energy Corporation and will be retained by Valero Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.